Note 5 - Income Taxes	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Income Tax Disclosure [Text Block]
5.	Income Taxes

Effective Tax Rate Reconciliation

We are subject to taxation in all jurisdictions in which we operate that impose an income tax on our business activities. The components of the income tax expense for the years ended  December 31, and the tax effects of temporary differences that give rise to deferred taxes at  December 31, are as follows:

	Year ended December 31,
	2021	2020
Income tax expense (benefit):
Deferred federal income tax expense (benefit)	(767,176)	(93,745)
Deferred state income tax expense (benefit)	(225,399)	(32,634)

Total Income Tax Benefit Before Valuation Allowance	(992,575)	(126,379)

Valuation allowance	992,575	126,379

Total Income Tax Expense (Benefit)	$-	$-

A reconciliation of the statutory federal income tax expense to the income tax expense (benefit) from continuing operations provided at December 31, 2021 and December 31, 2020 is as follows:

	For the Year Ended December 31, 2021	For the Period from August 25, 2020 (inception) through December 31, 2020
Income tax expense (benefit) at the federal statutory rate	$618,853	$(93,745)
State income taxes (benefit) - net of federal income tax benefits	182,709	(32,634)
Unrealized gain on warrants	(1,657,887)	-
Unrealized gain on securities	(440)	-
Other, net	(9,431)	-
Change in valuation allowance	866,196	126,379
Total income tax expense (benefit)	$-	$-

Components of the Company’s deferred tax assets at December 31, 2021 and December 31, 2020 are as follows:

Net operating loss carryforwards	$455,199	$126,379
Start-up costs	537,376	-
Valuation allowance	(992,575)	(126,379)
Total deferred tax asset	$-	$-

The realization of deferred tax assets, including net operating loss carryforwards, is dependent on the generation of future taxable income sufficient to realize the tax deductions, carryforwards, and credits. Valuation allowances on deferred tax assets are recognized if it is determined that it is more likely than not that the asset will not be realized. For the years ended December 31, 2021 and 2020, we recorded a full valuation allowance due to historical losses before income taxes which reduced management's ability to rely on future expectations of income.

As of December 31, 2021, we have available federal tax operating loss carry forwards of approximately $1.7 million, which arose in tax years 2021 and 2020. Tax operating loss carryovers arising in years after 2017  may be carried forward indefinitely but are only available to offset 80% of future taxable income. We have available state tax operating loss carryforwards of approximately $1.7 million, which are available to reduce future state taxable income and would begin to expire in tax year 2040 in various amounts.

Uncertain Tax Positions

We believe that there are no tax positions taken or expected to be taken that would significantly increase or decrease unrecognized tax benefits within 12 months of the reporting date.

The federal and state statutes of limitation for assessment of tax liability generally lapse within three years after the date the tax returns are filed. However, income tax attributes that are carried forward, such as net operating loss carryforwards, may be challenged and adjusted by taxing authorities at any time prior to the expiration of the statute of limitations for the tax year in which they are utilized. As of December 31, 2021, we do not have any open exams; however, all tax years are subject to examination by the Internal Revenue Service.